UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2021

Commission File Number:  000-51823

AEI INCOME & GROWTH FUND 26 LLC
(Exact name of registrant as specified in its charter)

State of Delaware	41-2173048
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

30 East 7th Street, Suite 1300 St. Paul, Minnesota 55101	(651) 227-7333
(Address of principal executive offices)	(Registrant’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Securities registered pursuant to Section 12(g) of the Act:
Limited Partnership Units
(Title of class)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).              Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 10, 2021, the Company sold a Dollar Tree store in West Point, Mississippi to Dwight E. Wagner and Kae G. Wagner, an unrelated third party.  The Company received net cash proceeds of approximately $1,591,000 for the property, which resulted in a net gain of approximately $332,000.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – Not Applicable.

(b) Pro forma financial information – A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement.  The following narrative description is furnished in lieu of pro forma statements.  Assuming the Company had sold the property on January 1, 2020:

The Company’s Investments in Real Estate would have been reduced by $1,536,107 and its Current Assets (cash) would have increased by $1,591,000 and Members’ Equity would have increased by $54,893.

For the year ended December 31, 2020, Income from Operations would have decreased $59,002, representing a decrease in rental income of $107,500, a decrease in depreciation and amortization expense of $47,376 and a decrease in property management expenses of $1,122.  For the nine months ended September 30, 2021, Income from Operations would have decreased $43,967, representing a decrease in rental income of $80,625, a decrease in depreciation and amortization expense of $35,532 and a decrease in property management expenses of $1,126.

The net effect of these pro forma adjustments would have caused the Net Loss to increase from $30,601 to $89,603, which would have resulted in Net Loss of $.05 per LLC Unit outstanding for the year ended December 31, 2019. For the nine months ended, September 30, 2021, Net Income would have decreased from $74,092 to $30,125, which would have resulted in Net Income of $.02 per LLC Unit outstanding.

(c) Shell company transactions – Not Applicable.

(d) Exhibit 10.1 – Purchase and Sale Agreement dated November 1, 2021 between the Company and Dwight E. Wagner and Kae G. Wagner relating to the property at 5859 N Hwy 45 Alt Route, West Point, MS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEI Income & Growth Fund 26 LLC

	By:	AEI Fund Management XXI, Inc.
	Its:	Managing Member

Date: December 16, 2021	By:	/s/ Keith E Petersen
Keith E. Petersen
Chief Financial Officer